BLACK RIDGE
OIL & GAS

Ken DeCubellis, CEO

September 2012

OGIS San Francisco

OTCBB/OTCQB: ANFC




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Forward Looking Statements

Statements made by representatives of Black Ridge Oil & Gas, Inc. ("Black Ridge" or the "Company") during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of federal securities laws. These statements are based on certain assumptions and expectations made by the Company which reflect management's experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. No assurances can be given that such assumptions and expectations will occur as anticipated and actual results may differ materially from those implied or anticipated in the forward looking statements. Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, and which include risks relating to the global financial crisis, our ability to obtain additional capital needed to implement our business plan, declines in prices and demand for gas, oil and natural gas liquids, our minimal operating history, loss of key personnel, lack of business diversification, reliance on strategic third-party relationships, ability to obtain rights to explore and develop oil and gas reserves, the rate of in-fill drilling on our leased acreage, financial performance and results, our indebtedness under our line of credit, our ability to replace reserves and efficiently develop our current reserves, our ability to make acquisitions on economically acceptable terms, our ability to become listed on a national exchange, and other important factors. Black Ridge undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Black Ridge Oil & Gas: Company Overview

- Pure play, non-operator
  - Focused solely on Bakken and Three Forks fairway in North Dakota
  - Rapidly growing from a small base
    - Record production, revenue, EBITDA in 2Q 2012
  - On track to achieve significant value creation
    - Existing acreage has potential to create an additional $350 Million in value
    - Stock currently under-valued compared to comps

Black Ridge Acreage Footprint


Bakken & Three Forks Fairway
CANADA
MONTANA
NORTH DAKOTA
Divide
Burke
Renville
Williams
Mountrail
Ward
Mckenzie
Mclean
Dunn
Mercer
Oliver
Billings
Golden Valley
Stark
Morton
Slope
Hettinger
Grant



Acreage

- Acreage Position
  - ~ 11,000 net acres in Bakken / Three Forks development fairway
  - 1,280 acre spacing units
    - 3 Bakken wells per spacing unit: ~ 26 net wells
    - 3 Three Forks wells per spacing unit: ~ 26 net wells
  - Total Drilling Inventory: ~ 52 net wells, represents ~$350MM of fully developed resource value

- 28%, or ~3,000 net acres are Held By Production
- 72%, or ~ 8,000 net acres, are undeveloped
  - 5% of leases expire in 2013 [2]
  - 26% of leases expire in 2014 [2]
  - 69% of leases expire in 2015 and beyond [2]

2. Excludes leases with option to extend

Black Ridge Oil & Gas' Williams & Mountrail Acreage[1]


Williams
Mountrail

1. This map does not include all of Black Ridge Oil & Gas' leaseholds in Williams & Mountrail. A PDF version of our full leasehold map is available at www.blackridgeoil.com/Leaseholds

Rapid Growth: Acres Being Developed Into Production



Net Wells At End of Quarter
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0.010
0.63
0.570
0.060
0.7
0.250
0.450
0.71
0.046
0.660
1.91
0.634
0.597
0.676
2.42
0.816
0.483
1.120
2.57
0.34
0.40
1.83
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12
2Q 12
Producing
"Drilling"
Permitted



Rapid Production Growth = Record Revenue and Cash Flow



Monthly BOEs
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
1Q 2011
Revenue: $96,940
Adj EBITDA: ($153,891)
2Q 2012
Revenue: $1,380,524
Adj EBITDA: $537,771
3Q Estimate:
9,200/month
300 BOEPD
380
361
229
699
1,678
4,377
3,498
2,993
2,117
2,914
2,864
2,593
2,405
3,049
4,599
6,139
6,777
Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 3Q Est
Oil
Gas

Note:
Adj EBITDA is Adjusted EBITDA, which is defined as net income before (i) interest expense, (ii) income taxes, (iii) depreciation, depletion and amortization, (iv) accretion of abandonment liability, and (v) non-cash expenses relating to share based payments recognized under ASC Topic 718

Bakken Well Economics

550 MBOE EUR, Drilling and Completion Capex $9.2 MM			
Oil Price, wellhead	$80	$90	$100
Economics:			
IRR (%)	25.2%	31.8%	38.7%
Payout (Yrs)	2.56	1.98	1.65
ROI	2.7	3.1	3.4
PV(10), ($MM)	5.1	7.1	9.1

Undeveloped Drilling Inventory: 50 Net Wells
PV(10) of Undeveloped Resources: $350 MM



Bakken Type Curves – Long Lateral
550 MBOE EUR
Black Ridge Long Lateral Weighted Average (1)
Gross Production (Boepd)
1,000
100
10
0
12
24
36
48
60
72
84
96
108
120
Months Online

Note:
(1) Weighted average of NDIC publicly disclosed well production data according to stream days online.

Valuation: ANFC Asset Values

<u>Based on NOG Valuation Metrics</u>

		$MM
1.	Value of Production: 300 BOEPD X $80,000 =	$24.0
2.	Value of Acreage: 11,000 Acres X $3,729/Acre =	41.0
3.	Value of Non Oil & Gas Assets	5.7
4.	Net Debt	(14.6)
	Total Equity Value	$56.1
	Shares Outstanding	47.98
	Value Per Share	$1.17

Note:
Net Debt is total long term debt outstanding at end of June 2012, adjusted for working capital, not including current portion of contingent receivable
Value of Non Oil & Gas Assets is current and long term portion of contingent receivable as shown on balance sheet as of June 2012

Recent Highlights

- Second Quarter 2012
  - Quarterly production 17,515 BOE, 192 BOEPD
  - 98% crude oil, 2% natural gas and NGL's
  - $537,771 adjusted EBITDA
  - 0.71 net wells completed during quarter
  - 1.83 net wells in production
  - 0.74 net wells drilling, completing, awaiting completion or permitted

- Amended credit facility from $10 Million to up to $20 Million, 9.25%, due August 2015

- Reserves (internal estimates 6/30/2012)
  - 958 thousand proved barrels of oil equivalent
  - $21.3 million $ PV-10

For More Information

www.blackridgeoil.com



BLACK RIDGE
OIL & GAS
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Black Ridge Oil & Gas
Black Ridge Oil & Gas is an exploration and production company targeting the Bakken and Three Forks trend in western North Dakota and eastern Montana. The Company currently controls over 11,000 net Bakken and/or Three Forks acres. Black Ridge Oil & Gas is aggressively increasing its acreage position. The Company is well capitalized and able to quickly close on opportunistic mineral leases throughout the Williston Basin. Read More...
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Learn about Horizontal Drilling
Investor News
Black Ridge Oil & Gas, Inc.'s CEO to Present at the OGIS Conference on September 26th
Sep 21, 2012
Black Ridge Oil & Gas Announces Increase in Credit Facility From $10 Million to $20 Million
Sep 6, 2012
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"The development of horizontal drilling in the oil industry has been compared to the invention of the transistor in the electronics industry."

Ken DeCubellis

Chief Executive Officer

ken.decubellis@blackridgeoil.com

952-426-1851

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Supporting Information



Northern Oil & Gas Comparable Analysis

Company	Stock Price ($/shr)	Shares $MM	Equity Mkt Cap $MM	Debt $MM	Working Capital $MM	Enterprise Value $MM
NOG	17.91	63.6	1,139	300	(37)	1,476
ANFC	0.30	47.98	14	5.8	(6.7)	26.9

	NOG		ANFC	
Production, BOEPD	10,200	2Q 12 avg	300	3Q 12 Estimate
x 80,000 per flowing BOEPD	80,000		80,000	
Production Value	816,000,000		24,000,000	

Enterprise Value - Production Value = Value Attributed to Acreage:

	NOG	ANFC
Acreage Value	660,076,000	2,889,000
Net Bakken Acres	177,000	11,000
$ per Acre	3,729	263



Adjusted EBITDA Reconciliation

	Three Months Ended	
	March 31, 2011	June 30, 2012
Net Loss	$ (50,924)	$ (617,445)
Add Back:		
Interest Expense (Income), net, excluding amortization of warrant based financing costs (1)	(1,156)	137,196
Income Tax Provision	(274,300)	(227,381)
Depreciation, Depletion and Amortization	39,270	533,446
Accretion of Abandonment Liability	120	1,208
Common Stock issued for terminated oil and gas acquisition	-	438,539
Share Based Compensation	133,099	272,208
Adjusted EBITDA	$ (153,891)	$ 537,771

(1) For consistency, interest income is netted against interest expense for all periods.